EXHIBIT 10


                   CROWN CENTRAL PETROLEUM CORPORATION
                        One North Charles Street
                           Baltimore, MD 21201


                                                 September 19, 2000



Congress Financial Corporation, as Agent
1133 Avenue of the Americas
New York, New York 10036


          RE:  AMENDMENT NO. 5 TO LOAN AND SECURITY AGREEMENT


Gentlemen:

          Reference is made to the Loan and Security Agreement, dated December 10, 1998 (as now or hereafter amended or supplemented, the "Loan Agreement"), among (a) Congress Financial Corporation and First Union National Bank (individually and collectively, "Lender"), (b) Congress Financial Corporation, as Administrative Agent for Lender (in such capacity, "Agent") and (c) Crown Central Petroleum Corporation ("Crown"), Continental American Corporation, Crown Central Holding Corporation, Crown Central Pipe Line Company, Crown-Rancho Pipe Line Corporation, Crown Stations, Inc., F Z Corporation, Fast Fare, Inc., La Gloria Oil and Gas Company, Locot, Inc., McMurrey Pipe Line Company, Mollie's Properties, Inc. and Crowncen International N.V. (each of such parties, including Crown, being referred to herein, individually and collectively, as "Borrower").

          Borrower has requested certain amendments to the Loan Agreement and Agent and Lender are willing to agree to such amendments, subject to the terms and conditions contained herein. By this Amendment, Agent, Lender and Borrower desire and intend to evidence such amendment.

          In consideration of the foregoing and the agreements and covenants contained herein, Borrower, Lender and Agent each agree as follows:

          1. EXISTING DEFINITIONS IN LOAN AGREEMENT. Capitalized terms used herein, which are not otherwise defined herein, shall have the respective meanings ascribed thereto in the Loan Agreement.

          2. UNUSED LINE FEE. Section 3.3 of the Loan Agreement shall be and is hereby amended by deleting such Section in its entirety and replacing it with the following:

          "3.3 UNUSED LINE FEE. Borrower shall pay to Agent, for the account of Lender, a monthly unused line fee at a rate equal to one-half percent (.50%) per annum calculated upon the amount by which the Maximum Formula Amount exceeds the average daily principal balance of the outstanding Revolving Loans and Letter of
          Credit Accommodations during the immediately preceding month (or part thereof) while this Agreement is in effect, which fee shall be
          payable on the first Business Day of each month in arrears."

          3.  EARLY TERMINATION FEE.  Section 12.1(c) of the Loan
Agreement shall be and is hereby amended by deleting "Maximum Credit" from each place it appears and replacing it with "Maximum Formula Amount."

          4. ADDITIONAL REPRESENTATIONS, WARRANTIES AND COVENANTS. Borrower represents, warrants and covenants with and to Agent and Lender as follows, which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof, and the truth and accuracy of, or compliance with each, together with the representations, warranties and covenants in the other Financing Agreements, being a continuing condition of the making of Loans by Lender to Borrower:

                   (a) no Event of Default or act, condition or event which with notice or passage of time or both would constitute an Event of Default exists or has occurred as of the date of this Amendment; and

                   (b) this Amendment has been duly executed and delivered by Borrower and the agreements and obligations of Borrower contained herein constitute legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

          5. CONDITIONS PRECEDENT FOR AMENDMENT. The amendments contained herein shall be effective as of February 29, 2000, subject to the satisfaction of each of the following conditions, in a manner satisfactory to Agent and its counsel:

                   (a) Agent shall have received this Amendment duly authorized, executed and delivered by the parties hereto; and

                   (b) no Event of Default, or event, act or condition which with notice or passage of time or both would constitute an Event of Default, shall exist or have occurred.

          6. EFFECT OF THIS AMENDMENT. Except as modified pursuant hereto, no other changes or modifications to the Financing Agreements are intended or implied, and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of conflict between the terms of this Amendment and the other Financing Agreements, the terms of this Amendment shall control. The Loan Agreement and this Amendment shall be read and construed as one agreement.

          7. FURTHER ASSURANCES. The parties hereto shall execute and deliver such additional documents and take such additional action as may be reasonably necessary or desirable to effectuate the provisions and purposes of this Amendment.

          8. GOVERNING LAW. The validity, interpretation and enforcement of this Amendment and any dispute arising out of the relationship between the parties hereto whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of New York (without giving effect to principles of conflicts of laws).

          9. BINDING EFFECT. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

          10. HEADINGS. The headings listed herein are for convenience only and do not constitute matters to be construed in interpreting this Amendment.

          11. COUNTERPARTS. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto. This Amendment may be executed and delivered by telecopier with the same force and effect as if it were a manually executed and delivered counterpart.

Please sign the enclosed counterpart of this Amendment in the space provided below, whereupon this Amendment, as so accepted by Lender, shall become a binding agreement between Borrower and Lender.

                                Very truly yours,

                                CROWN CENTRAL PETROLEUM
                                CORPORATION

                                By: /s/ -- J. E. Wheeler, Jr.
                                   ------------------------------------
                                   John E. Wheeler, Jr., Executive Vice
                                   President and Chief Financial Officer



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                                CONTINENTAL AMERICAN
                                CORPORATION

                                By: /s/ -- J. E. Wheeler, Jr.
                                   ------------------------------------
                                   John E. Wheeler, Jr., President


                                CROWN CENTRAL HOLDING
                                CORPORATION

                                By: /s/ -- J. E. Wheeler, Jr.
                                   ------------------------------------
                                   John E. Wheeler, Jr.,Vice President

                                CROWN CENTRAL PIPE LINE
                                COMPANY

                                By: /s/ -- J. E. Wheeler, Jr.
                                   ------------------------------------
                                   John E. Wheeler, Jr.,Vice-President

                                CROWN-RANCHO PIPE LINE
                                CORPORATION


                                By: /s/ -- J. E. Wheeler, Jr.
                                   ------------------------------------
                                   John E. Wheeler, Jr.,Vice-President

                                CROWN STATIONS, INC.

                                By: /s/ -- J. E. Wheeler, Jr.
                                   ------------------------------------
                                   John E. Wheeler, Jr., Vice-President

                                F Z CORPORATION

                                By: /s/ -- J. E. Wheeler, Jr.
                                   ------------------------------------
                                   John E. Wheeler, Jr.,Vice-President

                                FAST FARE, INC.

                                By: /s/ -- J. E. Wheeler, Jr.
                                   ------------------------------------
                                   John E. Wheeler, Jr.,Vice President




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                                LA GLORIA OIL AND GAS COMPANY

                                By: /s/ -- J. E. Wheeler, Jr.
                                   ------------------------------------
                                   John E. Wheeler, Jr.,Vice President

                                LOCOT, INC.

                                By: /s/ -- J. E. Wheeler, Jr.
                                   ------------------------------------
                                   John E. Wheeler, Jr., President

                                MCMURREY PIPE LINE COMPANY

                                By: /s/ -- J. E. Wheeler, Jr.
                                   ------------------------------------
                                   John E. Wheeler, Jr., President

                                MOLLIE'S PROPERTIES, INC.

                                By: /s/ -- J. E. Wheeler, Jr.
                                   ------------------------------------
                                   John E. Wheeler, Jr.,Vice President

                                CROWNCEN INTERNATIONAL N.V.

                                By: /s/ -- J. E. Wheeler, Jr.
                                   ------------------------------------
                                   John E. Wheeler, Jr., Supervising
Director


AGREED AND ACCEPTED:

CONGRESS FINANCIAL CORPORATION,
  as Agent

By: /s/ - - Morris P. Holloway
   ----------------------------
   Morris P. Holloway

Title: Senior Vice President




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CONSENTED TO:

ROSEMORE HOLDINGS, INC.

By: /s/ -- Kenneth H. Trout
--------------------------------
Kenneth H. Trout
Executive Vice President and COO

CONGRESS FINANCIAL CORPORATION,
  as Lender

By: /s/ - - Morris P. Holloway
   ----------------------------
   Morris P. Holloway

Title: Senior Vice President


FIRST UNION NATIONAL BANK,
  as Lender

By: /s/ - - Forrest Steele
   ----------------------------
   Forrest Steele

Title: Senior Vice President


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